Aetna Balanced VP, Inc.
EXHIBIT


77Q1(a) - Articles of Amendment (April 6, 1998)

	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A, (File No.
 33-27247), as filed electronically with the Securities and Exchange Commission on April 27, 1998 (Accession No.
 0000950146-98-000688).

77Q1(e) - Investment Advisory Agreement (May 1, 1998):

	Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A, (File No.
 33-27247),
 as filed electronically with the Securities and Exchange
 Commission on April 27, 1998 (Accession No. 0000950146-98-000688).





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